UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

(December 5, 2022)

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of New Director

On December 5, 2022, the Board of Directors of Sanmina Corporation (the “Company”) appointed David V. Hedley III as a member of the Board of Directors of the Company and as a member of the Audit Committee. Mr. Hedley, 53, has served as Chief Strategy Officer of Bramshill Investments, LLC, an alternative fixed-income asset manager, since 2021. Prior to joining Bramshill, Mr. Hedley was a Senior Managing Director and Principal of Ernst &Young Capital Advisors, LLC from 2014 to 2020, serving as head of its U.S. Technology Investment Banking practice. Prior to Ernst & Young, Mr. Hedley held senior technology investment banking positions at Canaccord Genuity, UBS Investment Bank, Thomas Weisel Partners and Merrill Lynch & Co.

Mr. Hedley will receive prorated cash and equity compensation for his service through the 2023 Annual Meeting of Stockholders in accordance with the non-employee Board member compensation arrangements previously approved by the Board.

The press release announcing Mr. Hedley’s appointment is filed as Exhibit 99.1 to this Form 8-K.

Approval of Executive Officer Compensation Arrangements

Also on December 5, 2022, the Compensation Committee of the Board of Directors of the Company approved the Fiscal Year 2023 Corporate Bonus Plan (the “2023 Plan”). The 2023 Plan contains targets for the Company’s revenue, non-GAAP operating margin and cash flow from operations for fiscal 2023. The Company’s performance for fiscal 2023 will be measured against these targets. Should the Company not achieve a minimum performance against these targets, no incentive compensation shall be payable under the 2023 Plan. Each 2023 Plan participant’s actual incentive compensation for fiscal 2023 will be determined by reference to his or her target incentive compensation, the Company’s achievement against its targets and achievement of the participant’s individual/divisional performance goals for fiscal 2023. Target individual incentive compensation payable under the 2023 Plan is expressed as a percentage of annual base salary and, for executive officers of the Company, ranges from 80% to 187.5%. The Committee retains the right to terminate or amend the 2023 Plan in any respect, including increasing or decreasing Company and individual incentive compensation targets, and can also adjust an individual’s incentive compensation up or down on a discretionary basis.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on December 8, 2022
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Kurt Adzema
Kurt Adzema
Executive Vice President and Chief Financial Officer

Date: December 8, 2022

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